UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 24, 1999



                               -------------------



                              TNP ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



         Texas                            1-8847                  75-1907501
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

        4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113
           (Address of principal executive offices)             (Zip Code)


       Registrant's Telephone Number, including area code: (817) 731-0099



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT


                  TNP Enterprises, Inc., a Texas corporation ("TNP"), SW Acquisition , L.P., organized and existing under the laws of Texas,("SW") and ST Acquisition Corp., a Texas corporation wholly owned by SW ("ST Corp."), have entered into an Agreement and Plan of Merger, dated as of May 24, 1999 (the "Merger Agreement"), which provides for a merger of TNP with and into ST Corp., with TNP being the surviving corporation (the "Merger"). Under the terms of the Merger Agreement, which was unanimously approved by TNP's board of directors, each issued and outstanding share of Common Stock, no par value, of TNP will be canceled and converted automatically into the right to receive $44.00 in cash. The Merger will convert TNP from a listed public corporation to a privately owned corporation. The Merger, which is expected to close late this year or early next year, also requires shareholder and regulatory approval, and is subject to financing.

                  The  Merger   Agreement  and  the  press  release   issued  in
connection therewith are filed as Exhibits 2 and 99 to this report and are incorporated herein by reference.

                  In  connection  with  the  Merger  Agreement,   the  Board  of
Directors of TNP amended the Company's shareholder rights plan to provide that the Merger shall not be an event triggering the provisions of the shareholder rights plan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


    (c) Exhibits.  The following exhibits are filed herewith:

              2 Agreement and Plan of Merger, dated as of May 24, 1999, by and among SW Acquisition, L.P., ST Acquisition Corp. and TNP Enterprises, Inc.

              4 Amendment No. 1, dated as of May 24, 1999, to the Amended and Restated Rights Agreement between TNP Enterprises,Inc. and the Bank of New York,as Rights Agent, dated as of August 11, 1998. (Incorporated by reference to Exhibit 4.2 of Form 8-A/A, Amendment Number 3, dated June 4, 1999)

              99     Press Release, dated May 25, 1999, of TNP Enterprises, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TNP ENTERPRISES, INC.



                                   By       /s/ Kevern R. Joyce
                                   Name:   Kevern R. Joyce
                                   Title:  President and Chief Executive Officer

DATE:  June 4, 1999

                                  EXHIBIT INDEX


Exhibit Number
    2 Agreement and Plan of Merger dated as of May 24, 1999, by and among SW Acquisition, L.P., ST Acquisition Corp. and TNP Enterprises, Inc.

    4 Amendment No. 1, dated as of May 24, 1999, to the Amended and Restated Rights Agreement between TNP Enterprises, Inc. and the Bank of New York, as Rights Agent, dated as of August 11, 1998. (Incorporated by reference to Exhibit 4.2 of Form 8-A/A, Amendment Number 3, dated
          June 4, 1999)

   99     Press Release dated May 25, 1999, of TNP Enterprises, Inc.